AMAG Pharmaceuticals JP Morgan 37th Healthcare Conference January 2019 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the anticipated regulatory timeline for AMAG’s products and product candidates and expectations for AMAG’s product portfolio; AMAG’s belief that temporary supply constraints of the Makena auto-injector are now resolved; AMAG’s belief that its historical value drivers will fund future value drivers; beliefs about Intrarosa’s market share and commercial opportunity; characterizations of and beliefs about study data; AMAG’s beliefs regarding the impact of its direct to consumer campaign for Intrarosa, including trends in prescriptions and patient engagement; expectations related to the impact of changes to AMAG’s copay program on Intrarosa’s gross to net revenues; beliefs about the Vyleesi Phase 3 studies, including favorable safety profile; beliefs about the market for, and the anticipated timeline for launch of, Vyleesi (if approved); beliefs about preeclampsia, including the potential benefits of AMAG-423 and the expected market opportunity; AMAG’s beliefs regarding the target product profile for AMAG-423, including the presumed mechanism of action, indication, and safety profile; AMAG’s beliefs regarding the clinical efficacy, safety data and population market of ciraparantag; expectations regarding the U.S. and world-wide market size for AMAG’s products and product candidates; beliefs about the global and domestic market opportunities for AMAG’s products and product candidates; the expected timing for the closing of the Perosphere transaction; beliefs about annual peak revenue opportunities for Intrarosa, Vyleesi, AMAG-423 and ciraparantag; and AMAG’s 2019 goals and 2018 financial guidance, including forecasted GAAP revenue, GAAP operating loss, and non-GAAP adjusted EBITDA are based on management’s current expectations and beliefs and are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, the possibility that the closing conditions to the Perosphere transaction will not be met and that the parties will be unable to consummate the proposed transaction; the risk that sales of Makena will continue to be negatively impacted by the supply disruption and recent and future generic entries in the market; the risk that AMAG may be unable to gain approval of its product candidates, including Vyleesi, AMAG-423 and ciraparantag, on a timely basis, or at all; the potential for such approvals, if obtained, to include unanticipated restrictions or warnings and the risk that the costs and time investments for AMAG’s development efforts will be higher than anticipated, or that AMAG has over-estimated the market and potential revenues for its products and product candidates, if approved, including AMAG’s beliefs about annual peak sales for Intrarosa, Vyleesi, AMAG-423 and ciraparantag; and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10‐K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarters ending June 30, 2018 and September 30, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademark of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referred in this report are the property of their respective owners. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 2

AMAG's Growing Innovative Pipeline

	Product	Indication
HEMATOLOGY	Ciraparantag[1]	Anticoagulant reversal agent *(potential for orphan drug designation)*
HEMATOLOGY	Feraheme ferumoxytol injection	Treatment of iron deficiency anemia
WOMEN'S HEALTHCARE	AMAG-423 Digoxin Immune Fab (ovine)	Treatment of severe preeclampsia *(orphan drug designation)*
WOMEN'S HEALTHCARE	vyleesi™ bremelanotide injection	Treatment of low desire or libido with associated distress (HSDD*) in premenopausal women
WOMEN'S HEALTHCARE	Intrarosa Prasterone	Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women
WOMEN'S HEALTHCARE	Intrarosa Prasterone	**HSDD Indication**
WOMEN'S HEALTHCARE	Makena hydroxyprogesterone caproate injection	Treatment to reduce recurrent preterm birth in certain at-risk women *(orphan drug designation)*



PHASE 1
PHASE 2
PHASE 3
Regulatory Review
Approved/ Marketed

* HSDD: Hypoactive Sexual Desire Disorder

[1] Merger transaction with Perosphere Pharmaceuticals Inc. expected to close in Q1-2019.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

3

AMAG's 2018 Accomplishments Option 4  Gained FDA approval and launched Makena subcutaneous auto-injector  Gained FDA approval and launched Feraheme’s expanded label  Established strong HCP support for Intrarosa and initiated DTC campaign  Submitted new drug application (NDA) to FDA for Vyleesi  Acquired orphan drug candidate (AMAG-423) for severe preeclampsia  Signed merger agreement with Perosphere Pharmaceuticals (ciraparantag)  Divested Cord Blood Registry business  Paid off $475M of Senior Notes (eliminated ~$40M/year interest expense)  Achieved financial guidance that was raised three times during 2018 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 4

2018 Results Are Preliminary and Unaudited Achieved 2018 Financial Objectives ($M) 2018 Issued Guidance1 Preliminary Results January May August November FY 2018 Total revenue $380 - $440 $420 - $460 $450 - $490 $470 - $490 $471 - $476 Operating loss ($169) - ($139) ($149) - ($129) ($75) - ($55) ($72) - ($62) ($55) – ($45) Adjusted EBITDA2 $55 - $85 $75 - $95 $95 - $115 $115 - $125 $115 - $125 • 2018 record annual revenue of $134M - $136M • 2018 annual revenue of $15M - $16M • ~28% growth over 2017 • Strong Rx growth Relative to initial guidance provided at • 2018 annual revenue of $321M - $323M JPMorgan 20181 despite generic entry and supply challenges • Revenue exceeded by $64M • Adjusted EBITDA exceeded by $50M 1 Excludes Cord Blood Registry for each period. 2 See slide 31 for a reconciliation of GAAP to non-GAAP financials. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 5

Feraheme: Proven Ability to Grow Volume and Take Share



- 34% growth over Q4-2017 to preliminary Q4-2018 revenues of between $34M - $36M
  - Q4-2018 avg. market share: 16.7%, 5 ppt. increase over Q4-2017[1]
  - Hematology/oncology segment market share >30%[1]
  - Strong customer contract performance lowered net price per gram
- ~8% IV iron market growth in 2018 over 2017[1]
  - Launched OB/GYN IV iron pilot program utilizing Maternal Health sales team
  - Expanded sales force to cover additional sites of care - e.g. gastroenterologists

[1] AMAG estimates market share using IQVIA data and internal analytics.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

6

Strong Makena Subcutaneous Auto-injector Demand • Preliminary Q4-2018 revenues of $46M - $48M • Subcutaneous auto-injector (SC AI) success stabilizes the franchise into the future – Ex-factory revenues impacted by reduction in channel inventory due to temporary supply constraints, which are now resolved • Makena Care Connection® (MCC) critical for patient access to therapy; in Q4-20181: – >70% of branded Makena went through MCC – 59% of scripts submitted through MCC stated “Dispense as written” • Authorized generic allows for participation in the generic market 1 Makena Care Connection enrollment data. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 7

Significant Shareholder Value at AMAG Historical Value Drivers Fund Future Value Drivers ciraparantag AMAG-423 Fundingfunding HISTORICAL Value of AMAG FUTURE (≥2020) Value of AMAG © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 8

Feraheme® Makena® Intrarosa® VyleesiTM AMAG-423 Ciraparantag 9

Significant Unmet Medical Need in Large Underserved Market

Intrarosa: **First-in-class therapy** to treat moderate to severe dyspareunia due to menopause

- **Dyspareunia**
  - Common symptom of VVA (vulvar vaginal atrophy) in post-menopausal women
- **Only FDA approved locally administered non-estrogen therapy**[1]
- **Differentiated mechanism of action**[1]
  - Intrarosa converts locally into active androgens and estrogens to help restore vaginal tissue
- **Unique safety profile**
  - No boxed warning and no limitation on duration of use
  - Estrogen therapies contain a boxed warning about:
    - Increased risk of cancer
    - Increased risk of cardiovascular disease
    - Probable dementia
- **Launched July 2017**



Annual U.S. incidence of dyspareunia, a symptom of VVA
20 million women[2]
U.S. women with dyspareunia not on Rx therapy
18 million women (90%)[2]
#1 reason affected patients not on Rx therapy:
Don't want estrogen[3]
Annual U.S. peak revenue opportunity
>$500M[4]

[1] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.
[2] AMAG estimate based on Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30; Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study; Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[3] Market research sponsored by AMAG and conducted by Hall and Partners. June 2018.
[4] Annual U.S. peak revenue opportunity is not guidance, but instead represents what the company believes to be AMAG's peak revenue opportunity based on internal estimates, including early market research conducted for each product.

WOMEN'S HEALTH: INTRAROSA
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
10

Strategic Emphasis on Intrarosa Direct-to-Consumer: Impact is Emerging

- **Preliminary Q4-2018 revenue of $5M-$6M**
- **Strong prescription trends continue**[1]
  - Market grew 8.2% in 2018, largely driven by Intrarosa
  - Intrarosa TRxs totaled more than 176,000 in 2018
  - Commercially insured Intrarosa market share tripled in 2018 to 6.7%
- **Transitioning to new copay program design**
  - Anticipate gross-to-net improvements
- **Strong and growing physician support**[1]
  - Growing new prescribers 2,200+ every quarter in 2018
    - > 13,000 physicians have prescribed Intrarosa
  - Intrarosa Q4 prescriber TRx share: 23.6% of commercially insured patients
- **Direct-to-consumer (DTC) campaign** launched in September 2018 **demonstrating strong patient engagement**
  - 20M women reached
  - 1M+ visitors to unbranded website
  - 700K visitors to intrarosa.com
  - Traffic to telemedicine sites growing



Weekly NRx Share[1]
300%
INCREASE in avg. NRx share growth
Launch of DTC campaign
+0.9 pts
+0.3 pts
4.9%
4.7%
4.5%
4.3%
4.1%
3.9%
3.7%
3.5%
6/1/18
6/8/18
6/15/18
6/22/18
6/29/18
7/6/18
7/13/18
7/20/18
7/27/18
8/3/18
8/10/18
8/17/18
8/24/18
8/31/18
9/7/18
9/14/18
9/21/18
9/28/18
10/5/18
10/12/18
10/19/18
10/26/18
11/2/18
11/9/18
11/16/18
11/23/18
11/30/18
12/7/18
12/14/18
12/21/18

[1] Intrarosa TRx's, market share data and number of HCP prescribers are based on IQVIA Xponent Plantrak data.

WOMEN'S HEALTH: INTRAROSA
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
11

Feraheme® Makena® Intrarosa® VyleesiTM AMAG-423 Ciraparantag 12

Significant Unmet Medical Need for Millions of Women

Vyleesi: investigational product for of low sexual desire/libido associated with distress

- **Novel product candidate**
  - On demand use in anticipation of sexual activity
  - Self-administered subcutaneous auto-injector pen
  - Novel mechanism of action: melanocortin receptor agonist (MCR4)
  - No known alcohol interaction
- **Two large Phase 3 studies**
  - Met co-primary, pre-specified endpoints
    - Improvement in desire
    - Reduction in distress
  - Favorable safety profile
- Regulatory/launch timeline
  - Frequent-dosing study initiated
  - **June 23, 2019: NEW** PDUFA date
  - **2H-2019** anticipated commercial launch



Affects 12 million U.S. women[1]
Affects 5.8 million U.S. premenopausal women[2]
(1 in 10 premenopausal women)[3,4]
98% (5.7M) of affected premenopausal women not on therapy[2]
Annual U.S. peak revenue opportunity

>$700M[5]

[1] Shifren et al, Sexual Problems and Distress in United States Women; Obstetrics & Gynecology, Vol. 112, No. 5, November 2008; 2014 U.S. Census data.
[2] Patient & Economic Flow Study sponsored by Palatin Technologies, Inc. and conducted by Burke Inc., April 2016.
[3] Shifren JL, Monz BU, Russo PA, Segreti A, Johannes CB. Sexual problems and distress in United States women: prevalence and correlates. Obstet Gynecol. 2008;112(5):970–978.
[4] Goldstein I, Kim NN, Clayton AH, et al. Hypoactive sexual desire disorder: International Society for the Study of Women's Sexual Health (ISSWSH) expert consensus panel review. *Mayo Clin Proc.* 2017;92(1):114-128.
[5] Annual U.S. peak revenue opportunity is not guidance, but instead represents what the company believes to be AMAG's peak revenue opportunity based on internal estimates, including early market research conducted for each product.

WOMEN'S HEALTH: VYLEESI
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
13

Met Co-primary Endpoints: Improvement in Desire and Reduction in Distress

Change in FSFI-D (Desire) Score from Baseline to End of Core (Double-Blind) Study Phase[1]



Placebo
Vyleesi 1.75 mg
Mean Change in FSFI-D Score
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
p=0.0002
p<0.0001
0.24
0.54
0.21
0.63
n=315
n=313
n=288
n=282
Study 301
Study 302

- Compared with placebo, **women taking Vyleesi** had SIGNIFICANTLY INCREASED SCORES on FSFI-D indicating an increase in desire
- Range of FSFI-D Score: 1.2 - 6.0

Change in FSDS-DAO (Distress) Score from Baseline to End of Core (Double-Blind) Study Phase[1]



Placebo
Vyleesi 1.75 mg
Mean Change in FSDS-DAO Item 13
0.00
-0.25
-0.50
-0.75
-1.00
n=314
n=313
n=285
n=282
-0.36
-0.73
-0.42
-0.71
p<0.0001
p=0.0053
Study 301
Study 302

- Compared with placebo, **women using Vyleesi** had a SIGNIFICANT REDUCTION in DISTRESS as measured by FSDS-DAO Item 13 score at 6 months
- Range of FSDS-DAO Item 13 Score: 0 - 4

P values determined by unadjusted Wilcoxon rank-sum test. Error bars are standard error of the mean.
FSFI-D: Female Sexual Function Index - Desire Domain. FSDS-DAO: Female Sexual Distress Scale – Desire Arousal Orgasm.
[1] Data on file from pivotal Phase 3 study.

WOMEN'S HEALTH: VYLEESI
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
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Significant* Improvements Across Multiple Secondary Endpoints Mean Change in FSFI + Scores from Baseline to End of Core Phase1 FSFI Total Score FSFI Satisfaction Domain Study 301 FSFI Orgasm Domain Vyleesi 1.75 mg Study 301 Placebo FSFI Lubrication Domain Study 302 Vyleesi 1.75 mg Study 302 FSFI Arousal Domain Placebo 0.00 0.75 1.50 2.25 3.00 Vyleesi was associated with SIGNIFICANT IMPROVEMENTS in FSFI total score, and satisfaction, orgasm, lubrication, and arousal domain scores compared with placebo * All Vyleesi scores p≤0.01. Greater changes mean improvement. + FSFI: Female Sexual Function Index. 1 Data on file from pivotal Phase 3 study. WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 15

Feraheme® Makena® Intrarosa® VyleesiTM AMAG-423 Ciraparantag 16

Significant Unmet Medical Need with Global Commercial Opportunity

AMAG-423 (Digoxin Immune Fab: DIF) in development for the treatment of severe preeclampsia

- **Preeclampsia** is the leading cause of:
  - Maternal morbidity and mortality
  - Adverse neonatal outcomes
- **No effective treatments** for preeclampsia
  - Only "treatment" is delivery of the baby, often times very preterm
- FDA granted AMAG-423 **orphan status** (7-years exclusivity expected at approval) and **fast track** review
- Significant **$2.2 billion annual burden** to U.S. healthcare system[1]
- Ex-U.S. estimated incidence of severe preeclampsia: ~1.6M pregnant women[2]
- **Topline data** expected **1H-2020**; **FDA approval** and **commercial launch** anticipated **1H-2021**


Annual U.S. incidence of preeclampsia:
~140,000 pregnant women[3]
Annual U.S. incidence of severe preeclampsia:
~50,000 pregnant women[3,4]
Annual U.S. peak revenue opportunity
>$1B[5]
+

[1] Stevens W et al, Short-term costs of preeclampsia to the U.S. health care system. American Journal of Obstetrics & Gynecology. September 2017, Volume 217, Issue 3, pp237- 248.e16 .
[2] Society for Maternal Fetal Medicine Clinical Opinion: Evaluation and management of severe preeclampsia before 34 weeks' gestation. SMFM Publications Committee, with the assistance of Baha M. Sibai. AJOG 2011; AMAG internal analytics.
[3] Ananth, C. V., Keyes, K. M., & Wapner, R. J. (2013). Pre-eclampsia rates in the United States, 1980-2010: age-period-cohort analysis. The BMJ, 347, f6564. http://doi.org/10.1136/bmj.f6564.
[4] AMAG Phase 2b/3a clinical trial population is a subset of the severe preeclampsia population.
[5] Annual U.S. peak revenue opportunity is not guidance, but instead represents what the company believes to be AMAG's peak revenue opportunity based on internal estimates, including early market research conducted for each product.

MATERNAL HEALTH: AMAG-423
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
17

DEEP Trial: Improvements in Select Neonatal Outcome Measures[1]

Primary composite endpoint in current Phase 2b/3a study

Intraventricular Hemorrhage (IVH) Severe (grades 3 and 4)



% of neonates with IVH
15%
10%
5%
0%
p=0.24
n=3
n=0
DIF n=24
Placebo n=27

Necrotizing Enterocolitis (NEC)



% of neonates with NEC
15%
10%
5%
0%
p=0.61
n=3
n=1
DIF n=24
Placebo n=27

Deaths



% of neonatal Deaths
15%
10%
5%
0%
p=0.49
n=2
n=0
DIF n=24
Placebo n=27

[1] Adair CD, Buckalew VM, Graves SW, et al. Digoxin immune fab treatment for severe preeclampsia. *Am J Perinatal*. 2010;27:655-62

MATERNAL HEALTH: AMAG-423
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
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AMAG-423: Phase 2b/3a Study Design • Study design: – Multi-center, randomized, double-blind, placebo-controlled, parallel group study with AMAG-423 – Dosing every 6 hours for 4 days • Study population: – 200 antepartum subjects with severe preeclampsia between 23 weeks/0 days and 31 weeks/6 days • Endpoints: – Primary outcome: composite endpoint comparing the incidence of babies who develop severe intraventricular hemorrhage, necrotizing enterocolitis or death – Secondary outcomes: change in baseline in serum creatinine, pulmonary edema, delivery latency, anti-hypertensive use, proportion of mothers with modified early obstetric warning score >=3 at 24 hours post final dose • Study update – AMAG has reinitiated existing study sites – Expansion of study sites to include regions outside of U.S. MATERNAL HEALTH: AMAG-423 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 19

Feraheme® Makena® Intrarosa® VyleesiTM AMAG-423 Ciraparantag 20

Anticoagulant Market Growing • Anticoagulants (often referred to as blood thinners) reduce the ability of the blood to form clots – Approved to prevent stroke and pulmonary emboli in patients with atrial fibrillation or a history of clots in the legs or lungs • Novel oral anticoagulants (NOACs) were introduced starting in 2010 – Xarelto® (rivaroxaban); Eliquis® (apixaban); Savaysa® (edoxaban); Pradaxa® (dibigatran) – Lack of reversal agents has been a barrier to broader use – Anticipate broader future use of NOACs • October 2018 approval of expanded label for Xarelto® (rivaroxaban) to reduce the risk of major cardiovascular events in patients with chronic coronary artery disease or peripheral artery disease • Use of NOACs and low molecular weight heparin (LMWH) increase risk of serious bleeding complications (1.5%-2% of patients per year)1 • Reversal agents approved by FDA: – Praxbind® for Pradaxa® (dabigatran) – initially approved October 2015; full approval April 2018 – AndexXa® for Xarelto® (rivaroxaban) and Eliquis® (apixaban) – approved May 2018 1 Tepper, Ping G et al. (2018) Real-world comparison of bleeding risks among non-valvular atrial fibrillation patients prescribed apixaban, dabigatran, or rivaroxaban” PLOS ONE 13(11): e0205989. https://doi.org/10.1371/journal.pone.0205989. HEMATOLOGY: Ciraparantag © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 21

Ciraparantag Addresses a Serious Unmet Medical Need[1]

Significant global commercial potential

Ciraparantag: The next-generation broad spectrum anticoagulant reversal agent

	Patients in U.S.	Patients in EU5 and Japan
Patients on NOAC/LMWH therapy Xarelto®, Eliquis®, Savaysa®, Pradaxa®, Lovenox®	~6 million[2]	~9 million[2]
Estimated NOAC/LMWH patients per year requiring a reversal agent	~100,000[2]	~130,000[2]
Target hospitals	3,000	
	Annual U.S. peak revenue opportunity >$500M[3]	





[1] If regulatory approval is received. Merger transaction with Perosphere Pharmaceuticals Inc. expected to close in Q1-2019.
[2] Perosphere sponsored commercial assessment report conducted by a third party in May 2016. EU5 comprises France, Germany, Italy, Spain, and United Kingdom.
[3] Annual U.S. peak revenue opportunity is not guidance, but instead represents what the company believes to be AMAG's peak revenue opportunity based on internal estimates, including market research conducted.

HEMATOLOGY: Ciraparantag
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
22

Phase 2 Data1 Demonstrated Safety and Efficacy, Supporting Phase 3 Development Ciraparantag demonstrated a statistically significant reduction (p<0.001) in WBCT* one hour after dosing for each NOAC and LMWH compared to placebo Eliquis® (apixaban ) - Placebo vs. 200mg Xarelto® (rivaroxaban) - Placebo vs. 200mg 40% 40% 35% 35% RivaroxabanPlacebo Placebo WBCT ApixabanPlacebo Placebo 30% WBCT 30% Rivaroxaban200mg ciraparantag 200mg PER977 25% Apixaban200mg 200mg ciraparantag PER977 25% 20% 20% baseline 15% baseline 15% 10% 10% 5% 5% 0% 0% Changefrom -5% Changefrom -5% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Hours post ciraparantag Hours post ciraparantag Savaysa® (edoxaban) - Placebo vs. 100mg Lovenox® (enoxaparin) - Placebo vs. 200mg 40% 40% 35% 35% WBCT Ph2Placebo Edoxaban Placebo LMWHPlacebo Placebo 30% WBCT 30% Ph2100mg Edoxaban ciraparantag 100mg PER977 25% 25% LMWH200mg 200mg ciraparantag PER97 20% 20% baseline 15% baseline 15% 10% 10% 5% 5% 0% 0% Changefrom -5% Changefrom -5% -1 0 1 2 3 4 5 6 7 8 9 10 11 12 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 Hours post ciraparantag Hours post ciraparantag * WBCT: Whole blood clotting time. 1 Data on file from ongoing Phase 2a study. HEMATOLOGY: Ciraparantag © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 23

Ciraparantag: Differentiated Anticoagulation Reversal Therapy

Well Suited for Use in Emergency Room Setting

Reversal Agent	Storage & Preparation	Dosing	Duration of Action	Prothrombotic Signal
Praxbind® Biologic that binds Pradaxa® (dabigatran)	• Requires storage and preparation • Needs to be stored at 2º-8º C (36º-46º F)	• One treatment given as 2 sequential IV doses	• Sustained effect over 24 hours	• No prothrombotic signal
AndexXa® Biologic that binds Xarelto® (rivaroxaban) and Eliquis® (apixaban)	• Requires storage and lengthy preparation • Needs to be stored at 2º-8º C (36º-46º F)	• One treatment given as a 30 minute bolus followed by infusion over 2 hours • Requires different doses based on timing of last NOAC dose	• Anticoagulation starts to return to normal immediately after cessation of dosing	• Prothrombotic signal led to boxed warning
Ciraparantag Small molecule in development to bind: • Xa inhibitors: Xarelto® (rivaroxaban), Eliquis® (apixaban), Savaysa® (edoxaban) • LMWH (Lovenox®) (enoxaparin)	• Room temperature storage and ready-to-use (no preparation)	• Given as a single IV injection dose • Fixed dose for all Xa inhibitors	• Sustained effect over 24 hours	• No prothrombotic signal to date

HEMATOLOGY: Ciraparantag
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
24

AMAG Milestones


1H-2019
2H-2019
1H-2020
2H-2020
1H-2021
2H-2021
Vyleesi
June 23 PDUFA date
Potential commercial launch
AMAG-423
Accelerate patient enrollment in Phase 2b/3a trial
Topline data
NDA filing
Potential FDA approval
Ciraparantag
Perosphere Close transaction
Apply for orphan and breakthrough designation
End of Phase 2 meeting with FDA; Initiate Phase 3a trials
Complete Phase 3a trials; announce topline data
Initiate Phase 3b/4 trial
NDA submission[1]
Potential FDA approval

[1] Ciraparantag NDA submission expected to be based on first 50-100 patients in Phase 3b clinical trial, based on precedent.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

25

The Year Ahead 2019 26

Strong Financial Profile Supports Company Transformation 2019 Financial Guidance Strengthening Balance Sheet ($M) 2019 Financial Guidance1,2 ($M) 12/31/18 12/31/17 Total revenue $365 - $415 Cash, cash equivalents and investments $394 $329 Operating loss ($131) - ($101) Short-term debt: Convertible senior notes Adjusted EBITDA ($65) - ($35) $ 21 $ 21 (2.5%) due 2019 Long-term debt: Convertible senior notes (3.25%) due 2022 $320 $320 Senior notes (7.875%) due 2023 $ 0 $475 1 See slide 32 for a reconciliation of GAAP to non-GAAP financial guidance. 2 2019 financial guidance excludes potential accounting impact for the acquisition of Perosphere Pharmaceuticals Inc. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 27

Key 2019 Corporate Goals Option 4  Expand use of Makena subcutaneous auto-injector  Drive Feraheme growth  Continue successful Intrarosa direct-to-consumer campaign  Submit Vyleesi frequent-dosing study data  Prepare for Vyleesi commercial launch in 2H-2019  Target full enrollment in AMAG-423 Phase 2b/3a study by year end  Initiate ciraparantag Phase 3a clinical study  Pursue in/out-licensing opportunities  Meet/exceed financial guidance © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 28

Breakout Session: Yorkshire Room © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 29

Appendix 30

Reconciliation of GAAP to Non-GAAP Preliminary Financial Results ($M) FY 2018 GAAP operating loss ($55) – ($45) Depreciation and intangible asset amortization 161 Non-cash inventory step-up adjustments 4 Stock-based compensation 20 Adjustments to contingent consideration (49) Transaction / acquisition related costs 1 Acquired IPR&D 33 Non-GAAP adjusted EBITDA $115 - $125 APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 31

Reconciliation of GAAP to Non-GAAP 2019 Financial Guidance ($M) 2019 Financial Guidance GAAP operating loss ($131) – ($101) Depreciation and intangible asset amortization 43 Stock-based compensation 22 Non-cash inventory step up and adjustments to contingent consideration 1 Non-GAAP adjusted EBITDA ($65) – ($35) APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 32

AMAG Pharmaceuticals JP Morgan 37th Healthcare Conference January 2019 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 33